UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  March 15,
                                2005


                       BayCorp Holdings, Ltd.
        -----------------------------------------------------
       (Exact name of registrant as specified in its charter)


                              Delaware
        ----------------------------------------------------
           (State or other jurisdiction of incorporation)


               1-12527                       02-0488443
       ----------------------           -------------------
       Commission File Number              (IRS Employer
                                        Identification No.)


       1 New Hampshire Avenue,
              Suite 125                        03801
      Portsmouth, New Hampshire          -----------------
      -------------------------              (Zip Code)
        (Address of principal
         executive offices)



     Registrant's telephone number, including area code:  (603)
                              766-4990


                                 N/A
     -----------------------------------------------------------
     Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

     On March 15, 2005, BayCorp Holdings, Ltd., a Delaware corporation ("BayCorp"), and all of its wholly owned subsidiaries entered into a $10,250,000 Convertible Note (the "Note") and a Pledge Agreement (the "Pledge Agreement") with Sloan Group Ltd., a Bahamas corporation (the "Sloan Group"). The financing is more fully described in Item 2.03 below.

     On March 16, 2005, Great Bay Hydro Maine, LLC ("GBH Maine"), a wholly owned subsidiary of BayCorp, and Great Bay Hydro Benton, LLC ("GBH Benton"), a wholly owned subsidiary of GBH Maine, entered into a Purchase and Sale Agreement (the "Purchase Agreement") to purchase the partnership interests of Benton Falls Associates, L.P., a New York limited partnership ("Benton Falls"). The acquisition is more fully described in Item 2.01 below.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On March 16, 2005, GBH Maine and GBH Benton completed their acquisition of Benton Falls pursuant to the Purchase Agreement. For a combined purchase price of approximately $2.2 million, GBH Maine purchased the 50% general partnership interest in Benton Falls from Arcadia Energy II, LLC ("Arcadia II") and GBH Benton purchased the 50% limited partnership interest in Benton Falls from Arcadia Energy III, LLC ("Arcadia III").

     Benton Falls owns and operates a 4.3 megawatt hydroelectric generation plant on the Sebasticook River in Benton, Maine (the "Facility"). The Facility was issued a 50-year operating license by FERC in 1984 and began commercial operation in 1988. The output from the Facility is sold to Central Maine Power Corporation ("CMP") under a power purchase agreement that expires in December 2007 (the "PPA"). The rates under the PPA are indexed to CMP's standard rates for energy and capacity purchases established annually by the Maine Public Utilities Commission.

     There is no material relationship between BayCorp (including its subsidiaries) and any of the Arcadia Companies (including Arcadia II and Arcadia III). The funds for the purchase were raised by BayCorp as part of the convertible debt financing with the Sloan Group closed on March 15, 2005 and disclosed in Items
1.01 and 2.03.

     On March 16, 2005, BayCorp issued a press release reporting the completion of the acquisition of Benton Falls.

Item 2.03  Creation of a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On March 15, 2005, BayCorp closed the $10,250,000 convertible debt financing with the Sloan Group pursuant to the Note. The debt, which accrues interest at 8% per annum and is due and payable in full on December 15, 2005, is convertible by the Sloan Group at any time between November 15, 2005 and December 15, 2005 (or anytime after the occurrence and during the continuance of a material event of default under the Note) into shares of BayCorp's common stock, $.01 par value at a price of $14.04 per share. The Note does not allow BayCorp to prepay the debt and provides for a 2% premium on the interest rate in the event of a default. Payment of the Note may be accelerated in the event of a material event of default, which are customary for this type of financing.

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     In addition to BayCorp, the borrowers under the Note include the following subsidiaries of BayCorp: GBH Maine, GBH Benton, Great Bay Power Marketing, Inc., Great Bay Hydro Corporation, BayCorp Ventures, LLC, Nacogdoches Power, LLC, and Nacogdoches Gas, LLC ("Nacogdoches Gas"). As security for the Note, the borrowers entered into the Pledge Agreement with the Sloan Group. Under the Pledge Agreement, BayCorp pledged its equity interests in GBH Maine and Nacogdoches Gas to the Sloan Group, GBH Maine pledged its equity interests in GBH Benton and Benton Falls to the Sloan Group, GBH Benton pledged its equity interests in Benton Falls to the Sloan Group, and Nacogdoches Gas, GBH Maine and GBH Benton pledged to the Sloan Group any equity interest that they may obtain in other entities while the debt is outstanding.

     BayCorp intends to use the proceeds from the financing to continue the development of natural gas and oil wells in East Texas under its Project Development Agreement with Sonerra Resources Corporation, to finance the acquisition of Benton Falls by GBH Maine and GBH Benton as described in Items 1.01 and 2.01 above, and for other strategic and general corporate purposes.

     On March 15, 2005, BayCorp issued a press release reporting the closing of the convertible debt financing with the Sloan
Group.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 2 Purchase and Sale Agreement among Arcadia Energy II, LLC, Arcadia Energy III, LLC, Great Bay Hydro Maine, LLC, and Great Bay Hydro Benton, LLC relating to the acquisition of all of the Partnership Interests of Benton Falls Associates, L.P. dated March 16, 2005. (1)

          Exhibit 99.1 Press release dated March 15, 2005
                       reporting the closing of the $10.25
                       million convertible debt financing with
                       Sloan Group, Ltd.

          Exhibit 99.2 Press release dated March 16, 2005
                       reporting the completion of the
                       acquisition of Benton Falls Associates,
                       L.P

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(1) All disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The
Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       BAYCORP HOLDINGS, LTD.



MARCH 18, 2005         By:    /s/ Frank W. Getman Jr.
                       ---------------------------------
                       Frank W. Getman Jr.
                       President and Chief Executive Officer


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

                          EXHIBIT INDEX


Exhibit
Number          Description

Exhibit 2 Purchase and Sale Agreement among Arcadia Energy II, LLC, Arcadia Energy III, LLC, Great Bay Hydro Maine, LLC, and Great Bay Hydro Benton, LLC relating to the acquisition of all of the Partnership Interests of Benton Falls Associates, L.P. dated March 16, 2005. (2)

Exhibit 99.1 Press release dated March 15, 2005 reporting the closing of the $10.25 million convertible debt financing with Sloan Group, Ltd.

Exhibit 99.2 Press release dated March 16, 2005 reporting the completion of the acquisition of Benton Falls
                Associates, L.P.


-------------------
(2) All disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The
Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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